UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 2008

                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                       001-14431              95-4676679
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                         91773
(Address of principal executive                                 (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

--------------------------------------------------------------------------------

                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                       001-12008              95-1243678
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                         91773
(Address of principal executive                                  (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

     On December 30, 2008, the Compensation Committee of the Board of Directors approved a cash bonus of $105,000 for Floyd E. Wicks, President and Chief Executive Officer of American States Water Company and its subsidiaries at that time, for his performance in 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN STATES WATER COMPANY

Date: January 2, 2009                               /s/ Eva G. Tang
                                        ----------------------------------------
                                                      Eva G. Tang
                                        Senior Vice President - Finance, Chief
                                        Financial Officer, Corporate Secretary
                                                     and Treasurer